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                                 AMENDMENT NO. 1

                                       TO

            MASTER INTERGROUP SUB-ADVISORY CONTRACT FOR MUTUAL FUNDS

     This Amendment dated as of _________, 2009, amends the Master Intergroup Sub-Advisory Contract for Mutual Funds (the "Contract"), dated May 1, 2008, between Invesco Aim Advisors, Inc. (the "Advisor"), on behalf of AIM Investment Funds, and each of Invesco Trimark Ltd., formerly AIM Funds Management Inc., Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Ltd., Invesco Australia Limited, Invesco Global Asset Management (N.A.), Inc., Invesco Hong Kong Limited, Invesco Institutional (N.A.), Inc., and Invesco Senior Secured Management, Inc. (each a "Sub-Advisor" and, collectively, the "Sub-Advisors").

                                   WITNESSETH:

     WHEREAS, the parties desire to amend the Contract to add AIM Balanced-Risk Total Return Fund;

     NOW, THEREFORE, the parties agree as follows;

     1. Exhibit A to the Contract is hereby deleted in its entirety and replaced with the following:

                                   "EXHIBIT A

          AIM Balanced-Risk Total Return Fund
          AIM China Fund
          AIM Developing Markets Fund
          AIM Global Health Care Fund
          AIM International Total Return Fund
          AIM Japan Fund
          AIM LIBOR Alpha Fund
          AIM Trimark Endeavor Fund
          AIM Trimark Fund
          AIM Trimark Small Companies Fund"

     2. All other terms and provisions of the Contract not amended shall remain in full force and effect.

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          IN WITNESS WHEREOF, the parties hereto have caused this Contract to be executed by their officers designated as of the day and year first above written.

                                        INVESCO AIM ADVISORS, INC.

                                        Advisor


                                        By:
                                            ------------------------------------
                                        Name: John M. Zerr
                                        Title: Senior Vice President

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                                        INVESCO TRIMARK LTD.

                                        Sub-Advisor


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

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                                        INVESCO ASSET MANAGEMENT DEUTSCHLAND
                                        GMBH

                                        Sub-Advisor


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

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                                        INVESCO ASSET MANAGEMENT LIMITED

                                        Sub-Advisor


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

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                                        INVESCO ASSET MANAGEMENT (JAPAN) LTD.

                                        Sub-Advisor


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

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                                        INVESCO AUSTRALIA LIMITED

                                        Sub-Advisor


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

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                                        INVESCO GLOBAL ASSET MANAGEMENT
                                        (N.A.), INC.

                                        Sub-Advisor


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

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                                        INVESCO HONG KONG LIMITED

                                        Sub-Advisor


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

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                                        INVESCO INSTITUTIONAL (N.A.), INC.

                                        Sub-Advisor


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

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                                        INVESCO SENIOR SECURED MANAGEMENT, INC.

                                        Sub-Advisor


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------